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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive proxy statement

     [X] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                                ST. PAUL BANCORP
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                (Name of Registrant as Specified in Its Charter)
                                ST. PAUL BANCORP
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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Transcript of voicemail message delivered on September 14,1999 to Employees of
St. Paul Bancorp, Inc. and its subsidiaries by Patrick J. Agnew, President and Chief Operating Officer.

Good morning.  This is Pat Agnew.

I'm sending this voicemail to all of our employees as a reminder to vote your shares in advance of the shareholder meeting on September 30th.

I'm very excited about the upcoming merger with Charter One and I hope you are, too. We will be joining forces with one of the best banking institutions in the entire country...a firm that has delivered excellent long-term returns to its shareholders. I'm confident that the addition of the St. Paul franchise will make Charter One even more successful.

You may receive more than one proxy card if you own additional St. Paul shares in a brokerage account. Remember to sign, date and vote all of the proxy cards you receive.

Please join me in voting in favor of this transaction. Thank you very much for all of your efforts and your continued support.